BARON CAPITAL FUNDS TRUST

                   Baron Capital Asset Fund: Insurance Shares

        Supplement dated January 8, 2007 to Prospectus dated April, 2006


     The Board of Trustees of the Baron Capital Funds Trust, on behalf of its series the Baron Capital Asset Fund (the Baron Fund), has unanimously approved an Agreement and Plan of Reorganization (the Agreement) with the Lincoln Variable Products Trust (the Lincoln Trust). Under the terms of the Agreement, the assets of the Baron Fund will be transferred to a new series of the Lincoln Trust (the Lincoln Fund) in exchange for shares of the Lincoln Fund upon the closing of the transaction (the Closing Date), which is expected to occur in early to mid 2007. As soon as reasonably practicable following the Closing Date, these Lincoln Fund shares will be distributed to the Baron Fund shareholders, all outstanding Baron Fund shares will be cancelled and the Baron Fund will be liquidated. The Baron Fund shareholders will thus cease to be shareholders of the Baron Fund and will thereafter be shareholders of the Lincoln Fund. The Lincoln Fund, which is sponsored by The Lincoln National Life Insurance Company, will have similar investment policies, objectives and restrictions as the Baron Fund and, commencing on the Closing Date, BAMCO, Inc., the Baron Funds investment adviser, will act as sub-adviser to the Lincoln Fund, with responsibility for full portfolio management. It is intended that the transactions contemplated by the Agreement (the Reorganization) will be effected without the imposition of federal income tax on the Baron Fund or its shareholders.

     The Agreement and the Reorganization remain subject to the approval of the requisite majority of the Baron Fund's shareholders. It is expected that a meeting of the Baron Fund's shareholders will be held in early 2007 for the purpose of approving the Agreement (the Meeting). In connection with the Meeting, it is intended that a combined proxy statement and prospectus describing the Reorganization will be filed with the Securities and Exchange Commission and also delivered to the Baron Fund's shareholders of record.


THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED ARIL 2006. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-992-2766.